UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 13, 2010

Allegiant Travel Company
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8360 S. Durango Drive, Las Vegas, Nevada		89113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-851-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The following table demonstrates the historical year over year changes in monthly scheduled service revenue per available seat mile (PRASM), monthly scheduled service total revenue per available seat mile (TRASM) and the number of available seat miles (ASMs) in each month for the period from January 1, 2007 through June 30, 2010. This information is being provided to give context to the PRASM and TRASM statistics that have been included in the June and July 2010 traffic releases.

YoY Change in Scheduled Passenger Revenue per ASM (PRASM)
Jan, Feb, Mar, Apr, May, Jun, Jul, Aug, Sep, Oct, Nov, Dec
2007, 7.8%, 2.0%, 7.2%, 8.3%, 9.0%, 4.8%, 2.8%, 6.0%, 2.8%, 3.9%, 1.8%, 1.3%
2008, 5.2%, 10.9%, 11.3%, 2.9%, 3.2%, 15.8%, 20.3%, 18.2%, 26.1%, 23.4%, 10.8%, 10.3%
2009, 4.7%, -8.6%, -18.2%, -9.7%, -20.2%, -32.2%, -29.5%, -26.5%, -28.2%, -25.7%, -9.7%, -4.0%
2010, -1.8%, 3.8%, 8.5%, 4.6%, 8.7%, 14.9%

YoY Change in Scheduled Total Revenue per ASM (TRASM)
Jan, Feb, Mar, Apr, May, Jun, Jul, Aug, Sep, Oct, Nov, Dec
2007, 17.0%, 10.1%, 15.0%, 18.8%, 18.3%, 12.8%, 10.3%, 13.1%, 9.1%, 10.5%, 6.5%, 7.2%
2008, 14.4%, 18.7%, 16.1%, 10.6%, 12.0%, 23.2%, 29.5%, 30.1%, 41.7%, 32.1%, 24.6%, 18.4%
2009, 16.3%, 2.3%, -7.2%, -0.5%, -9.5%, -23.1%, -23.2%, -20.0%, -22.6%, -21.7%, -8.0%, -2.5%
2010, -2.2%, 2.3%, 5.4%, 2.0%, 7.0%, 14.0%

YoY Change in Scheduled ASMs
Jan, Feb, Mar, Apr, May, Jun, Jul, Aug, Sep, Oct, Nov, Dec
2007, 20.2%, 24.9%, 37.1%, 36.2%, 34.8%, 38.5%, 42.2%, 31.0%, 30.9%, 36.6%, 62.3%, 56.5%
2008, 47.3%, 45.0%, 41.1%, 20.6%, 34.8%, 18.9%, 3.3%, 2.8%, -18.1%, -5.6%, -10.6%, -2.6%
2009, 0.6%, 5.2%, 17.3%, 29.9%, 22.9%, 37.8%, 50.1%, 50.9%, 63.2%, 38.9%, 24.6%, 16.1%
2010, 19.9%, 17.6%, 15.7%, 14.2%, 8.2%, 6.2%

* Various components of total revenue per ASM do not have a direct correlation to ASMs. This figure is provided on a per ASM basis so as to facilitate comparison with airlines reporting revenues on a per ASM basis.

"Available seat miles" or "ASMs" represents the number of seats available for passengers multiplied by the number of miles the seats are flown in the Company’s scheduled service.

"YoY Change" refers to the change in the particular measure from the same month in the immediately preceding year.

"PRASM" refers to the Company’s scheduled service revenue divided by the number of scheduled service available seat miles.

"TRASM" refers to the sum of the Company’s scheduled service revenue plus total ancillary revenue divided by the number of scheduled service available seat miles.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiant Travel Company

August 13, 2010	By:	Scott Sheldon

Name: Scott Sheldon
Title: Chief Financial Officer